Ex 10.216

FOURTH AMENDMENT TO CONTRIBUTION AGREEMENT

ThisFOURTHAMENDMENTTOCONTRIBUTIONAGREEMENT(this

“Amendment”) is effective as of the 8th day of June 2022 (the “Amendment Date”) by and among Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Operating Partnership”), and RLC V RIFC, LLC, a Colorado limited liability company (the “Contributor”).

WHEREAS, Contributor and Operating Partnership entered into that certain Contribution Agreement dated February 1, 2022 (the “Agreement”) as amended by the First Amendment on March 24, 2022, as amended by the Second Amendment on April 29, 2022, as amended by the Third Amendment May 10th, 2022 for the contribution of a 113-room hotel business known as the Residence by Marriott Fort Collins located at 1127 Oakridge Drive, Fort Collins, Colorado 80525 (the “Property”);

WHEREAS, consistent with the terms of the Third Amendment, the Parties have agreed to extend the Closing Date accommodating the satisfaction of the conditions within Section 2.17.1, as described in the Third Amendment;

NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

2.Time and Place. The Operating Partnership and Contributor shall perform each obligation required to convey and close this transaction (including those described in section 2.17.1 as amended by each amendment) by June 21, 2022, notwithstanding the Operating Partnership’s right to extend the Closing Date in 30-day increments which may be done by written notice (email acceptable).

3.Conflict; Counterparts. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.

4.Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators, and assigns.

Ex 10.216

5.Ratification. Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety.

[signature pages to follow]

Ex 10.216

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

SELLER:

RLC V RIFC, LLC

a Colorado limited liability company

By: /s/ Stephen Mills

Stephen Mills, Manager

Ex 10.216

[OPERATING PARTNERSHIP’S SIGNATURE PAGE TO FOLLOW]

Ex 10.216

OPERATING PARTNERSHIP:

LODGING FUND REIT III OP, LP

A Delaware limited partnership

By: Lodging Fund REIT III, Inc. Its: General Partner

By: /s/ David R. Durell

Name: David R. Durell

Title: Chief Investment Of

Ex 10.223